UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): February 24, 1997



                               -------------------



                       SOUTHWESTERN PUBLIC SERVICE COMPANY
             (Exact name of registrant as specified in its charter)



          New Mexico                     1-3789                 75-0575400
(State or other jurisdiction of    (Commission File No.)    (I.R.S. Employer
 incorporation or organization)                            Identification No.)



                      Tyler at Sixth, Amarillo, Texas 79101
               (Address of principal executive offices) (Zip Code)

        Registrant's Telephone Number, including area code: (806)378-2121



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                                       -2-



ITEM 5. OTHER EVENTS


     In August 1995, Southwestern Public Service Company (the "Company") and Public Service Company of Colorado ("PSCo") announced that they had entered into a definitive merger agreement which provided for a "merger of equals" of the Company and PSCo. (For more information regarding the merger, see the Company's Annual Report on Form 10-K for the fiscal year ended August 31, 1996.) Reference is made to the press release filed as an exhibit hereto for information with respect to the joint offer by PSCo and American Electric Power ("AEP") to acquire Yorkshire Electricity Group plc in the United Kingdom.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS


    (c) Exhibits.   The following exhibits are filed herewith:

              99      Press Release, dated February 24, 1997, of AEP and PSCo.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                SOUTHWESTERN PUBLIC SERVICE COMPANY


                                By  /s/ Doyle R. Bunch, II
                                    ----------------------------
                                    Name:  Doyle R. Bunch, II
                                    Title: Executive Vice President
                                           Accounting and Corporate
                                           Development



DATE:  February 24, 1997





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                                  EXHIBIT INDEX

Exhibit
Number

99 Press Release, dated February 24, 1997, of American Electric Power and Public Service Company of Colorado.